CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY - USD ($) $ in Thousands	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]	Total
Balances at Dec. 31, 2019	$ 5,447	$ 51,165	$ 86,751	$ 528	$ (15,712)	$ 128,179
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	10,259	0	0	10,259
Other comprehensive income (loss), net	0	0	0	1,908	0	1,908
Cash dividends	0	0	(4,022)	0	0	(4,022)
Balances at Dec. 31, 2020	5,447	51,165	92,988	2,436	(15,712)	136,324
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	11,732	0	0	11,732
Other comprehensive income (loss), net	0	0	0	(1,728)	0	(1,728)
Cash dividends	0	0	(4,018)	0	0	(4,018)
Shares acquired for treasury, 34,194 shares	0	0	0	0	(954)	(954)
Balances at Dec. 31, 2021	$ 5,447	$ 51,165	$ 100,702	$ 708	$ (16,666)	$ 141,356